                                                                    Exhibit 99.1

   VIASAT REPORTS RECORD REVENUES, GROWING EARNINGS, STRONG CASH FLOW AND NEW
                                     ORDERS

CARLSBAD, CA - ViaSat Inc. (NASDAQ: VSAT), a provider of communication equipment for government and commercial customers, today announced financial results for the second quarter of fiscal year 2004. Highlights for the quarter included record revenues of $64.3 million, net income of $0.11 per share on a pro forma basis or $0.07 per share on a GAAP basis, and net new orders for the quarter of $88.5 million.

"We met or exceeded our objectives for earnings, sales, cash flows and new orders - setting new records for quarterly and year to date revenue as well as backlog," said Mark Dankberg, chairman and CEO of ViaSat. "Cash flow from operations was especially strong at over $9 million. Operating income and margin continued to improve reflecting higher sales volumes and customer-funded development, lower operating expenses as a percentage of sales due to efficiencies and lower discretionary R&D expenses. Further, we've continued to see progress in our market position across essentially all of our business areas."

FINANCIAL RESULTS

      For the second quarter ended October 3, 2003*, the company reported the following:


(In millions, except per                                      FIRST 6      FIRST 6
  share data)                      Q2 2004      Q2 2003      MOS. FY04    MOS. FY03
  -----------                      -------      -------      ---------    ---------
Revenues                           $  64.3      $  39.5       $ 123.6      $  82.4
Net income (loss)                  $   1.8      ($  4.2)      $   2.3      ($  5.7)
Diluted per share net income
 (loss)                            $  0.07      ($ 0.16)      $  0.08      ($ 0.22)
Pro forma net income (loss)**      $   3.0      ($  2.9)      $   4.6      ($  3.2)
Diluted per share pro forma
  net income (loss)**              $  0.11      ($ 0.11)      $  0.17      ($ 0.12)
Weighted average shares               27.3         26.0          27.0         26.0
New orders/Contract awards         $  88.5      $  63.0       $ 190.8      $ 142.6
Sales backlog                      $ 280.8      $ 200.0       $ 280.8      $ 200.0


      * ViaSat adopted a 52- or 53-week fiscal year beginning with its fiscal year 2004, which ends on the Friday closest to March 31. ViaSat's quarters for fiscal year 2004 end on July 4, 2003, October 3, 2003, January 2, 2004 and April 2, 2004.

      ** All non-GAAP pro forma numbers have been adjusted to exclude the effects of acquisition charges (amortization of intangible assets). A reconciliation of specific adjustments to GAAP results for these periods is included in the "Pro Forma Condensed Consolidated Statement of Operations" table on page 5 of this release. A description of our use of non-GAAP information is provided under "Use of Pro Forma Financial Information" below.

GOVERNMENT SEGMENT

      Government Systems recorded record quarterly revenues of $27.6 million, a 68% increase over the second quarter of fiscal year 2003. Revenues increased in all of our businesses, including tactical data links, information security and networking, UHF satcom and government broadband. Earnings in the government segment remained strong, but declined somewhat from the second quarter of fiscal year 2003 due to the current sales mix of programs with lower profit margins, including substantial increases in new product development.

COMMERCIAL SEGMENT

      Revenue increased to $36.7 million for the second quarter, a 60% increase over the second quarter of fiscal year 2003. Revenues grew in our commercial broadband, VSAT networks and large antenna systems businesses. Commercial segment earnings were positive for the quarter, reflecting strong and continuing improvement in VSAT networks performance, growth in the broadband area, and steady gains in our antenna business.

SELECT SECOND QUARTER 2004 BUSINESS HIGHLIGHTS

- Government Systems received a $43.8 million delivery order for Multifunctional Information Distribution System (MIDS) terminals from The Space and Naval Warfare Systems Command (SPAWAR), San Diego. The order included LVT(1) airborne and LVT(2) ground-based Low Volume Terminals. The MIDS LVT provides secure, high capacity, jam resistant, digital data and voice communications capability for US Navy, US Air Force, and US Army platforms. The ViaSat MIDS terminal completed operational evaluation on the Navy's F/A-18 aircraft and is undergoing flight qualification and test on the Air Force F-16 as well.

- Government Broadband Systems received an initial order in an emerging government market for broadband, bandwidth-on-demand capable, rapidly-deployable satellite terminals. The terminals integrate ViaSat's commercial LINKWAY(R) IP networking into a mobile package for video transmission. The system will be used to quickly and securely transmit imagery from forward areas to headquarters and command locations in the field, as well as back to the U.S.

- Began development of antenna and information security subsystems for the Navy's new Common Data Link (CDL) System. ViaSat received approximately $13 million in subcontracts from Cubic Corporation. The agreements also contain options to add additional production units.

- Our VSAT Networks business completed installation of a network for The Organizing Committee of the 8th All Africa Games, COJA, to supply LINKWAY multi-protocol broadband VSATs, Skylinx(R) digital telephony VSATs, and antenna systems for communications and video backhaul at the All African Games. The satellite network provided digital communications among four cities and a hub in the Nigerian capital of Abuja, plus a video uplink from Games locations for re-broadcast throughout Africa.

- The Comsat Laboratories business received research and development contracts to further enhance our VSAT products with key feature sets, including an award from U.S. Army Communications Electronics Command (CECOM) to add secure data encryption capability to our LINKWAY satellite networking system.

- We earned significant follow-on orders from key VSAT customers, including Eutelsat and BAIIT (China).

      ViaSat produces innovative satellite and other network communication products that enable fast, easy, secure, and efficient communications to any location. Products include network security devices, tactical data radios, and communication simulators. ViaSat also has a full line of VSAT products for data and voice applications, and is a market leader in Ka-band satellite systems, from user terminals to large gateways. ViaSat has locations in Carlsbad, CA, and Norcross, GA, along with its Comsat Laboratories division based in Clarksburg, MD. Additional field offices are located in Marlborough, MA, Washington DC/Baltimore, Australia, China, India, and Italy.

      In addition, ViaSat's wholly-owned subsidiary, U.S. Monolithics, designs and produces monolithic microwave integrated circuits (MMICs) and modules for use in broadband communications. U.S. Monolithics is based in Chandler, Arizona.

NOTE: ViaSat Inc. will host a conference call to discuss these FY2004 Second Quarter Earnings at 5:00 P.M. Eastern Time on Thursday, November 6, 2003. The dial-in number is (800) 207-3319 in the U.S. and (415) 908 4743 internationally. The reservation code is 21164530. An audio replay will be available until 7:00 P.M. EDT November 7 at (800) 633-8284 and the reservation code is the same. You can also access our conference call webcast, conference call materials and other material financial information discussed on our conference call (including any information required by Regulation G) on the Investor Relations Events Calendar page of our corporate web site (www.viasat.com). The call and associated conference call materials will be archived and available on that site for at least 12 months immediately following the conference call.

USE OF PRO FORMA FINANCIAL INFORMATION

      Pro forma net income (loss) excludes the effects of acquisition charges (amortization of intangible assets). Pro forma net income is provided to enhance the overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the pro forma results provide useful information to both management and investors by excluding specific expenses that we believe are not indicative of our core operating results. In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency in our financial reporting. Further, these adjusted pro forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles. See the "Pro Forma Condensed Consolidated Statement of Operations" table for a reconciliation of net income (loss) to pro forma net income (loss). Pro forma as presented in this press release may not be comparable to similarly titled measures reported by other companies.

SAFE HARBOR STATEMENT

      Portions of this release, particularly ViaSat's financial prospects for fiscal year 2004 and beyond and the "Select Second Quarter 2004 Business Highlights" section, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. ViaSat wishes to caution you that there are some factors that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including but not limited to:
ViaSat's ability to perform under existing contracts and obtain additional contracts, ViaSat's ability to develop new products that gain market acceptance, changes in product supply, pricing and customer demand, changes in relationships with, or the financial condition of, key customers or suppliers, changes in government regulations, changes in economic conditions globally and in the communications markets in particular, increased competition, potential product liability, infringement and other claims, and other factors affecting the communications industry generally. ViaSat refers you to the documents it files from time to time with the Securities and Exchange Commission, specifically the section titled Factors That May Affect Future Performance in ViaSat's Form 10-K. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statements.

      Comsat Labs and Comsat Laboratories are tradenames of ViaSat Inc. Neither Comsat Labs nor Comsat Laboratories is affiliated with COMSAT Corporation. "Comsat" is a registered trademark of COMSAT Corporation.

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                    THREE MONTHS ENDED                SIX MONTHS ENDED
                                ---------------------------    ---------------------------
                                SEPTEMBER 30,    OCTOBER 3,    SEPTEMBER 30,     OCTOBER 3,
                                    2002            2003           2002             2003
                                    ----            ----           ----             ----
Revenues                         $  39,497       $  64,336       $  82,360       $ 123,600
Cost of revenues                    31,914          47,476          61,278          90,769
                                 ---------       ---------       ---------       ---------
Gross Profit                         7,583          16,860          21,082          32,831
Operating expenses:
Selling, general &
 administrative                      8,888          10,859          17,626          21,183
Independent research and
 development                         3,489           2,215           9,187           5,933
Amortization of intangible
 assets                              2,112           1,959           4,223           3,919
                                 ---------       ---------       ---------       ---------
Income (loss) from
 operations                         (6,906)          1,827          (9,954)          1,796
Equity in loss of joint
 venture                              (630)            (49)         (1,159)            (81)
Interest and other                    (180)           (171)           (295)           (385)
                                 ---------       ---------       ---------       ---------
Income (loss) before income
 taxes                              (7,716)          1,607         (11,408)          1,330
                                 ---------       ---------       ---------       ---------
Net Income (loss)                $  (4,155)      $   1,802       $  (5,737)      $   2,265
                                 =========       =========       =========       =========
Diluted net income (loss)
 per share                       $   (0.16)      $    0.07       $   (0.22)      $    0.08
                                 =========       =========       =========       =========
Diluted common equivalent
 shares                             26,008          27,282          25,960          27,042


            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              THREE MONTHS                    SIX MONTHS
                                                 ENDED                          ENDED
                                     ---------------------------     ---------------------------
                                     SEPTEMBER 30,    OCTOBER 3,     SEPTEMBER 30,    OCTOBER 3,
                                         2002            2003            2002            2003
                                         ----            ----            ----            ----
Revenues                              $  39,497       $  64,336       $  82,360       $ 123,600
Cost of revenues                         31,914          47,476          61,278          90,769
                                      ---------       ---------       ---------       ---------
Gross Profit                              7,583          16,860          21,082          32,831
Operating expenses:
Selling, general &
 administrative                           8,888          10,859          17,626          21,183
Independent research and
 development                              3,489           2,215           9,187           5,933
                                      ---------       ---------       ---------       ---------
Pro forma income (loss) from
 operations                              (4,794)          3,786          (5,731)          5,715
Equity in loss of joint
 venture                                   (630)            (49)         (1,159)            (81)
Interest and other                         (180)           (171)           (295)           (385)
                                      ---------       ---------       ---------       ---------
Pro forma income (loss)
 before income taxes                     (5,604)          3,566          (7,185)          5,249
                                      ---------       ---------       ---------       ---------
Pro forma net income (loss)           $  (2,887)      $   2,977       $  (3,203)      $   4,616
                                      =========       =========       =========       =========
Pro forma diluted net income
 (loss) per share                     $   (0.11)      $    0.11       $   (0.12)      $    0.17
                                      =========       =========       =========       =========
Diluted common equivalent
 shares                                  26,008          27,282          25,960          27,042


THE ABOVE PRO FORMA AMOUNTS HAVE
BEEN ADJUSTED
TO EXCLUDE THE FOLLOWING:
Amortization of intangible
 assets                                   2,112           1,959           4,223           3,919
Income tax effect                          (844)           (784)         (1,689)         (1,568)
                                      ---------       ---------       ---------       ---------
Net effect of pro forma
 adjustment                           $   1,268       $   1,175       $   2,534       $   2,351
                                      ---------       ---------       ---------       ---------

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                                 (IN THOUSANDS)

ASSETS               MARCH 31, 2003     OCTOBER 3, 2003        LIABILITIES AND           MARCH 31,2003    OCTOBER 3, 2003
                                                             STOCKHOLDERS' EQUITY
Current Assets:                                              Current liabilities:
Cash and S-T
 investments       $       4,269         $   10,731          Accounts payable             $   21,983        $    19,521
Accounts
 receivable, net          80,962             86,624          Accrued liabilities              19,036             33,108
Inventory                 29,758             29,095          Line of credit                    9,950              5,900
                                                                                          ----------        -----------
Deferred income
 taxes                     4,241              6,042          Total current liabilities        50,969             58,529
Other current
 assets                    6,015             11,391
                   -------------         ----------
Total current
 assets                  125,245            143,883          Other liabilities                 1,847              2,389
                   -------------         ----------                                       ----------        -----------
Goodwill, net             19,492             19,492
Other intangible
 assets, net              35,474             31,555          Total liabilities                52,816             60,918
                                                                                          ----------        -----------
Property and
 equip, net               33,609             32,318
Other assets              23,335             21,374          Total stockholders' equity      184,339            187,704
                   -------------         ----------                                       ----------        -----------
                   $     237,155         $  248,622                                       $  237,155        $   248,622
                   =============         ==========                                       ==========        ===========